Somerset Exchange Fund





FUND LOGO





Semi-Annual Report

June 30, 1998



Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its portfolio by investing borrowed money to seek the opportunity for a more broadly invested portfolio and potentially higher investment returns. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio. Leveraging also exposes Fund shareholders to the risk of potential adverse tax consequences in the event of default or adverse market action. Statements and other information herein are as dated and are subject to change.


Printed on post-consumer recycled paper




Somerset Exchange Fund, June 30, 1998


DEAR SHAREHOLDER

For the quarter ended June 30, 1998, Somerset Exchange Fund had a total return of -1.53%, the Fund's first negative quarterly return since October 1997. For the six months ended June 30, 1998, the Fund produced a total return of +8.25%. Based on its starting per share net asset value of $503.02 on July 11, 1996 (before deduction of offering costs), the Fund's total return since inception was +49.01% through June 30, 1998. Net assets in Somerset Exchange Fund decreased from $116.8 million on March 31, 1998 to $114.8 million on June 30, 1998.

Concerns regarding the impact of the Asian financial crisis re-emerged during the second quarter of 1998, producing mixed results for the major US equity indexes. The unmanaged Standard & Poor's 500 Index (S&P500) posted a total return of +3.30% for the second quarter, despite the increased volatility that led to a nearly 5% decline between mid-April and mid-June. May was the S&P 500's only negative month in the first half of 1998, and the first down month for the Index since October 1997. Despite the S&P 500's modest rise in the second quarter, gains were heavily concentrated in the very largest stocks in the Index, and market breadth was decidedly negative during the period. This occurred even though the Asian crisis may potentially have a negative impact on the earnings of the large multinational corporations that dominate the Index. Small-cap and mid-cap stocks in the United States fared much worse than their large-cap counterparts during the second quarter, even though they are not as heavily exposed to events in Asia.

The stock market's advance resulted from continued signs of a moderating US economy, which led long-term bonds and stocks to rally into the end of June. Large-cap stocks once again benefited most from this recovery (the S&P 500 reached a new high one day before the end of June), while the small-cap sector finished the period substantially below its mid-April highs. This pattern of returns had a clear impact on the performance of Somerset Exchange Fund. While the Fund underperformed the S&P 500 by 4.83 percentage points in the second quarter, its total return of -1.53% was superior to that of the S&P Mid Cap Index (which lost 2.14% during the same period) and the S&P Small Cap Index (which lost 4.46%). For the six months ended June 30, 1998, the Fund's total return of +8.25% was also closely correlated with the S&P Mid Cap Index return of +8.63%, while the S&P Small Cap Index returned +6.12% during the same period.

Portfolio Matters
Between March 31, 1998 and June 30, 1998, the Fund's equity portfolio decreased in value from $117.3 million to $114.8 million, as advancing stocks were outnumbered by declining stocks by a 3:2 ratio. Among the best-performing stocks were Cable Michigan, Inc. (+53%), Cerplex Group, Inc. (+39%), ServiceMaster Company (+33%), Lucent Technologies, Inc. (+30%), Watson Pharmaceuticals, Inc. (the Fund's largest holding, +30%) and Warner-Lambert Company (+22%). Contributing most to the Fund's performance was the pharmaceutical group, with Abbott Laboratories, Johnson & Johnson, Pfizer, Inc. and Warner-Lambert Company all showing positive returns for the quarter. Chemicals also contributed positively to the Fund's returns, with E.I. duPont de Nemours & Co. advancing by nearly 10%. The Fund's worst-performing issue during the June quarter was Mercury Finance Company, whose price fell by 82.67%. Other underperforming stocks for the quarter included Boston Chicken, Inc. (-68.3%), Ikon Office Solutions, Inc. (-57.9%), Exogen, Inc. (-46.5%), Amplicon, Inc. (-45.8%) and Stratus Computer, Inc. (-42.6%). The combined market value of Mercury, Boston Chicken, Ikon, and Exogen was under $300,000 at the end of June, about 0.26% of the Fund's equity portfolio, which limited the impact of their declines in the Fund's net asset value.

Corporate restructurings led to three new equity holdings for the Fund during the first half of 1998. First, FDX Corporation (the former Federal Express Corp.) replaced Caliber Systems Inc. on January 27, 1998 as each of the Fund's 8,600 shares of Caliber Systems was converted into 0.8 shares of FDX, resulting in 6,880 shares of FDX Corp. for the Fund. Second, Ralston-Purina Company spun off Agribrands International Inc. on April 17, 1998, resulting in a position of 600 shares for the Fund. Finally, Aurora Electronics Inc. acquired the Cerplex Group, Inc. on May 6, 1998, resulting in 1.07 shares of Aurora Electronics Inc. for every share of Cerplex Group, Inc. Upon completion of the acquisition, Aurora Electronics Inc. changed its name to Cerplex Group, Inc.

There were a number of stock splits among Fund holdings in the first half of 1998: SLM Holding Corp., COMPAQ Computer Corp., Rainforest Cafe, Inc., Banc One Corporation, Casey's General Stores, Inc., Safeway Inc., Parametric Technology Company, Abbott Laboratories, Chase Manhattan Corp., Leggett & Platt, Inc., Lucent Technologies, Inc., Marsh & McLennan Companies, Inc., RCN Corporation and Warner-Lambert Company.

One of the Fund's primary sources of income is the quarterly dividend paid by the two preferred stocks, Banesto Holdings 10.50% (476,786 shares, with a quarterly dividend of $0.65625 per share) and Indosuez Holdings, S.C.A. 10.375% (379,000 shares, with a quarterly dividend of $0.64844 per share). The Fund received a $312,891 Banesto Holdings dividend on June 10, 1998, and a $245,758 Indosuez Holdings dividend on July 1, 1998. In addition, the Fund received $915,841.31 in common stock dividends during the second quarter. Between March 31, 1998 and June 30, 1998, the price of the Banesto Holdings preferred stock increased from $32.50 per share to $33.00 per share, while the price of the Indosuez Holdings preferred shares decreased from $27.75 per share to $27.50 per share. The combined dollar value of the two preferred stocks on June 30 was $26,156,438, an increase of $143,643 during the second quarter.

At the Fund's inception, two loans were initiated in order for the Fund to purchase the $24 million in preferred stock as well as pay its initial expenses. The Fund borrowed $25 million based upon the 3-month LIBOR rate and an additional $3 million on the 1-year LIBOR rate. The $25 million loan has been rolled over quarterly since the Fund's inception and on April 15, 1998, the rate was reset at 6.25625% (5.65625% plus 0.60% margin), an increase of 0.03125% from the January 15 rate of 6.225% (5.625% plus 0.60% margin).



Somerset Exchange Fund, June 30, 1998



The fixed-for-floating rate swap agreements entered into with Goldman Sachs Financial Products (GSFP), on a notional amount of $24 million, whereby the Fund pays a fixed rate of 6.89% (annualized) and receives payments based on the prevailing 3-month LIBOR rate, showed a similar adjustment. At the April 15, 1998 reset, the rate the Fund received from GSFP increased to 5.65625%, which represents an increase of 0.0625% from the prior rate effective on January 15, 1998 of 5.59375%. Thus, the interest rate swaps are accomplishing their intended objective of insulating the Fund from changes in interest rates being charged on its borrowed funds. However, interest rate swaps do not insulate the Fund from changes in the value of its preferred stock holdings, which may fluctuate as a result of changes in interest rates or other factors.

In Conclusion
We thank you for your investment in Somerset Exchange Fund, and we look forward to sharing our investment outlook with you again in our upcoming 1998 annual report to shareholders.

Sincerely,




(Terry K. Glenn)
Terry K. Glenn
President




(Eric S. Mitofsky)
Eric S. Mitofsky
Senior Vice President and Portfolio Manager




August 17, 1998



Somerset Exchange Fund, June 30, 1998


SCHEDULE OF INVESTMENTS
Common Stock                                                                                 Shares      Value     Percent of
Sectors             Industries                        Investments                             Held     (Note 1a)   Net Assets
Basic Materials     Aluminum                ++MAXXAM Inc.                                    64,000   $  3,632,000      3.2%

                    Chemicals                 duPont (E.I.) de Nemours & Co.                 40,000      2,985,000      2.6

                    Chemicals--Diverse      ++Airgas, Inc.                                   24,000        345,000      0.3

                    Paper & Forest            Longview Fibre Company                         29,140        415,245      0.4
                    Products


Broadcasting        Utilities--             ++Cable Michigan, Inc.                            8,750        340,156      0.3
                    Telecommunications

Capital Goods       Electrical Equipment    ++AFC Cable Systems, Inc.                        25,000        887,500      0.8
                                              General Electric Co.                           27,942      2,542,722      2.2
                                              Honeywell, Inc.                                 5,715        477,560      0.4

                    Engineering &           ++Jacobs Engineering Group, Inc.                 77,250      2,481,656      2.2
                    Construction

                    Manufacturing             Dover Corporation                              13,800        472,650      0.4

                    Pollution Control         World Fuel Services Corp.                      69,000      1,194,563      1.0


Consumer            Auto Parts                Bandag, Inc. (Class A)                          6,200        213,900      0.2
Cyclicals

                    Entertainment           ++Pinnacle Systems, Inc.                         60,000      1,942,500      1.7
                                              Walt Disney Company (The)                      29,000      3,046,813      2.7

                    Hotel/Motel             ++Harrah's Entertainment, Inc.                   40,000        930,000      0.8

                    Household Furniture       Bassett Furniture Industries, Inc.             12,000        337,500      0.3
                    & Appliances              Leggett & Platt, Inc.                          86,000      2,150,000      1.9

                    Leisure Time            ++Grand Casinos, Inc.                            61,300      1,026,775      0.9

                    Office Equipment          Ikon Office Solutions, Inc.                    10,000        145,625      0.1
                    & Supplies                Unisource Worldwide, Inc.                       5,000         54,063      0.1

                    Publishing--Newspaper     Times Mirror Co. (Series A)                    11,330        712,374      0.6

                    Restaurants               Bob Evans Farms, Inc.                          50,000      1,059,375      0.9
                                            ++Boston Chicken, Inc.                           30,000         47,813      0.0
                                              Darden Restaurants, Inc.                       18,605        295,354      0.3
                                              McDonald's Corporation                          4,255        293,595      0.3
                                            ++Rainforest Cafe, Inc.                          22,500        312,188      0.3

                    Retail--General           Casey's General Stores, Inc.                   30,000        496,875      0.4
                    Merchandise

                    Retail--Specialty         Amplicon, Inc.                                125,000      1,625,000      1.4
                                            ++Office Depot, Inc.                             48,000      1,515,000      1.3
                                              Regis Corp.                                    20,000        591,250      0.5
                                            ++Sunglass Hut International, Inc.               12,000        132,750      0.1

                    Specialized Services    ++AccuStaff, Inc.                                30,600        956,250      0.8
                                            ++Catalina Marketing Corporation                 23,000      1,194,563      1.0
                                              Service Corporation International              12,000        514,500      0.5
                                              ServiceMaster Company                          55,012      2,093,894      1.8

                    Textiles--Apparel         Russell Corporation                            19,900        600,731      0.5

                    Manufacturing             St. John Knits, Inc.                           59,954      2,315,723      2.0


Consumer Staples    Beverages--Soft Drink     Coca-Cola Co. (The)                            13,800      1,179,900      1.0
                                              PanAmerican Beverages, Inc. (Class A)
                                              (US$ Registered)                               28,000        880,250      0.8

                    Foods                   ++Agribands International, Inc.                     600         18,150      0.0
                                              Archer-Daniels-Midland Company                 11,428        221,418      0.2
                                              General Mills, Inc.                             4,000        273,500      0.2
                                              Heinz (H.J.) Company                           16,200        909,225      0.8
                                              Ralston Purina Company                          6,000        700,875      0.6

                    Household Products        Procter & Gamble Company (The)                 22,162      2,018,127      1.8

                    Retail--Food Chains       Albertson's, Inc.                               7,500        388,594      0.3
                                            ++Safeway Inc.                                   24,000        976,500      0.9
                                              Smart & Final, Inc.                            60,000      1,027,500      0.9

                    Tobacco                   Philip Morris Companies, Inc.                  41,013      1,614,887      1.4
                                              UST, Inc.                                     100,000      2,700,000      2.4


Somerset Exchange Fund, June 30, 1998


SCHEDULE OF INVESTMENTS (continued)
Common Stock                                                                                 Shares      Value     Percent of
Sectors             Industries                        Investments                             Held     (Note 1a)   Net Assets
Energy              Oil--International        Exxon Corp.                                    33,000   $  2,353,313      2.1%


Healthcare          Healthcare--              Abbott Laboratories                            75,370      3,080,749      2.7
                    Diversified               Johnson & Johnson                              19,600      1,445,500      1.3
                                              Warner-Lambert Company                         16,500      1,144,687      1.0

                    Healthcare--Drugs         Pfizer, Inc.                                   20,400      2,217,225      1.9
                                            ++Watson Pharmaceuticals, Inc.                  200,000      9,337,500      8.1

                    Healthcare--HMOs        ++Medpartners, Inc.                             175,000      1,400,000      1.2
                                            ++Mid Atlantic Medical Services, Inc.            21,240        244,260      0.2

                    Healthcare--            ++Apria Healthcare Group, Inc.                   39,060        261,214      0.2
                    Miscellaneous           ++Concentra Managed Care Inc.                    36,145        939,770      0.8
                                            ++Exogen, Inc.                                   35,000        100,625      0.1
                                            ++HEALTHSOUTH Corporation                       113,730      3,035,169      2.6
                                            ++HEARx, Ltd.                                    60,000         93,750      0.1

                    Hospital Management     ++Tenet Healthcare Corp.                         25,000        781,250      0.7

                    Medical Products        ++Saint Jude Medical, Inc.                       50,000      1,840,625      1.6


Interest Rate       Banks--Money Center       Chase Manhattan Corp.                          10,000        755,000      0.7
Sensitive
                    Banks--Regional           First Union Corporation                         8,400        489,300      0.4
                                              Northern Trust Corporation                     18,900      1,441,125      1.3
                                              PNC Bank Corp.                                 18,860      1,014,904      0.9
                                              Wells Fargo & Company                           2,100        774,900      0.7

                    Financial--               Banc One Corporation                           38,451      2,146,046      1.9
                    Miscellaneous             Forest City Enterprises, Inc.                  33,000      1,953,187      1.7
                                            ++Mercury Finance Company                        37,000          4,810      0.0
                                              SLM Holding Corp.                              14,385        704,865      0.6

                    Insurance--Brokers        Marsh & McLennan Companies, Inc.               13,200        797,775      0.7

                    Insurance--Life           John Alden Financial Corporation               11,536        253,792      0.2

                    Insurance--Multiline      American International Group, Inc.              7,522      1,098,212      1.0

                    Insurance--Property       Commerce Group, Inc.                           50,000      1,937,500      1.7

                    Savings & Loan            Ahmanson (H.F.) & Company                      50,400      3,578,400      3.1
                                              CCB Financial Corp.                             6,643        705,819      0.6


Miscellaneous       Miscellaneous           ++Imation Corp.                                     286          4,737      0.0
                                              Minnesota Mining & Manufacturing
                                              Company                                         2,860        235,056      0.2


Technology          Communication           ++WorldCom Inc.                                  19,269        933,342      0.8
                    Equipment

                    Computer Software       ++Informix Corp.                                 13,273        104,940      0.1
                                            ++Parametric Technology Company                  14,000        379,750      0.3
                                            ++SunGard Data Systems, Inc.                     16,200        621,675      0.5

                    Computer Systems        ++3Com Corporation                                6,000        184,125      0.2
                                              COMPAQ Computer Corp.                          31,500        893,812      0.8
                                            ++Cerplex Group, Inc.                            53,508         20,868      0.0
                                              Hewlett-Packard Company                        16,000        958,000      0.8
                                              International Business Machines
                                              Corporation                                    13,000      1,492,562      1.3
                                            ++Stratus Computer, Inc.                         10,000        253,125      0.2

                    Electronics--           ++GenRad, Inc.                                   25,000        493,750      0.4
                    Instruments

                    Electronics--             Intel Corporation                               8,000        593,000      0.5
                    Semiconductors            Motorola, Inc.                                 31,500      1,655,719      1.4
                                            ++Solectron Corp.                                19,500        820,219      0.7

                    Telecommunications        AT&T Corp.                                      8,200        468,425      0.4
                                              Lucent Technologies, Inc.                       5,314        442,058      0.4
                                            ++NCR Corporation                                   512         16,640      0.0



Somerset Exchange Fund, June 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
Common Stock                                                                              Shares Held/   Value     Percent of
Sectors             Industries                        Investments                         Face Amount  (Note 1a)   Net Assets
Telecommunications  Utilities--             ++Commonwealth Telephone Enterprises,
                                              Inc. (Class B)                                 23,333   $    612,491      0.5%

                    Telecommunications      ++RCN Corporation                                70,000      1,351,875      1.2


Transportation      Truckers                ++FDX Corporation                                 6,880        431,720      0.4
                                            ++TransFinancial Holdings, Inc.                  34,221        303,711      0.3


Utilities           Electric Utilities      ++Citizens Utilities Company (Class B)           26,837        258,304      0.2

                    Telephone                 ALLTEL Corporation                             35,000      1,627,500      1.4
                                              Telephone & Data Systems, Inc.                 11,300        444,937      0.4


                                              Total Investments in Common Stock                        114,821,002    100.0


Preferred Stock     Banks--Foreign            Banesto Holdings Corp. (10.50%,
                                              Series A) (ADR)* (a)                          476,786     15,733,938     13.7
                                              Indosuez Holdings, S.C.A. (10.375%,
                                              Series A) (ADR)* (a)                          379,000     10,422,500      9.1


                                              Total Investments in Preferred Stock                      26,156,438     22.8


Short-Term          Commercial Paper**        General Motors Acceptance Corp., 6.50%
Securities                                    due 7/01/1998                                $495,000        494,911      0.4


                                              Total Investments in Short-Term
                                              Securities                                                   494,911      0.4


                                              Investments, at Value                                    141,472,351    123.2

                                              Interest Rate Swaps                                         (748,056)    (0.6)

                                              Liabilities in Excess of Other Assets                    (25,900,473)   (22.6)
                                                                                                      ------------    ------
                                              Net Assets                                              $114,823,822    100.0%
                                                                                                      ============    ======

(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++Non-income producing security.
  *American Depositary Receipts (ADR).
 **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

   See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1998


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1998
Assets:             Investments, at value (cost--$103,270,818) (Note 1a)                                    $141,472,351
                    Cash                                                                                           1,857
                    Dividends receivable                                                                         629,104
                    Deferred organization expenses (Note 1e)                                                     215,672
                    Prepaid expenses and other assets                                                             24,055
                                                                                                            ------------
                    Total assets                                                                             142,343,039
                                                                                                            ------------

Liabilities:        Loans (Note 5)                                                                            26,000,000
                    Interest rate swaps, at value (Notes 1b & 3)                                                 748,056
                    Payables:
                      Interest on loans (Note 5)                                           $    403,361
                      Investment adviser (Note 2)                                               173,973
                      Interest rate swap contracts (Notes 1b & 3)                                59,446
                      Administrator (Note 2)                                                     57,990          694,770
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        76,391
                                                                                                            ------------
                    Total liabilities                                                                         27,519,217
                                                                                                            ------------

Net Assets:         Net assets                                                                              $114,823,822
                                                                                                            ============

Net Assets          Capital stock                                                                           $ 76,710,423
Consist of:         Undistributed investment income--net                                                         793,298
                    Accumulated realized capital losses on investments--net                                    (133,376)
                    Unrealized appreciation on investments--net                                               37,453,477
                                                                                                            ------------
                    Net assets--Equivalent to $748.03 per share based on 153,502.52
                    shares of beneficial interest outstanding                                               $114,823,822
                                                                                                            ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1998


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1998
Investment          Dividends                                                                               $  1,687,720
Income (Note 1d):   Discount earned                                                                               10,599
                                                                                                            ------------
                    Total income                                                                               1,698,319
                                                                                                            ------------

Expenses:           Loan interest expense (Note 5)                                         $    817,699
                    Investment advisory fees (Note 2)                                           335,598
                    Interest rate swap expense (Notes 1b & 3)                                   132,679
                    Administrative fees (Note 2)                                                111,867
                    Professional fees                                                            30,118
                    Amortization of organization expenses (Note 1e)                              28,289
                    Trustees' fees and expenses                                                   6,363
                    Borrowing costs (Note 5)                                                      4,525
                    Printing and shareholder reports                                              2,333
                    Other                                                                         2,095
                                                                                           ------------
                    Total expenses                                                                             1,471,566
                                                                                                            ------------
                    Investment income--net                                                                       226,753
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                                 23
Unrealized          Change in unrealized appreciation on investments--net                                      8,534,029
Gain on                                                                                                     ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $  8,760,805
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the
                                                                                            Six Months        For the
                                                                                              Ended          Year Ended
                                                                                             June 30,       December 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $    226,753     $    490,814
                    Realized gain (loss) on investments--net                                         23         (133,399)
                    Change in unrealized appreciation on investments--net                     8,534,029       26,763,175
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,760,805       27,120,590
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                     (232,671)              --
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                               (232,671)              --
                                                                                           ------------     ------------

Beneficial          In-kind redemption of beneficial interest                                        --         (140,000)
Interest                                                                                   ------------     ------------
Transactions        Net decrease in net assets derived from beneficial
(Note 4):           interest transactions                                                            --         (140,000)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              8,528,134       26,980,590
                    Beginning of period                                                     106,295,688       79,315,098
                                                                                           ------------     ------------
                    End of period*                                                         $114,823,822     $106,295,688
                                                                                           ------------     ------------

                   *Undistributed investment income--net                                   $    793,298     $    799,216
                                                                                           ============     ============

                    See Notes to Financial Statements.


Somerset Exchange Fund, June 30, 1998


STATEMENT OF CASH FLOWS
                    For the Six Months Ended June 30, 1998
Cash Provided by    Net increase in net assets resulting from operations                                    $  8,760,805
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                     26,940
                      Increase in other assets                                                                      (814)
                      Increase in payables                                                                        67,675
                      Realized and unrealized gain on investments--net                                        (8,534,052)
                      Amortization of discount                                                                   (10,600)
                                                                                                            ------------
                    Net cash provided by operating activities                                                    309,954
                                                                                                            ------------

Cash Used for       Proceeds from sales of long-term securities                                                       39
Investing           Purchases of short-term investments                                                      (47,548,465)
Activities:         Proceeds from sales and maturities of short-term investments                              47,473,000
                                                                                                            ------------
                    Net cash used for investing activities                                                       (75,426)
                                                                                                            ------------

Cash Used for       Distribution paid to shareholders                                                           (232,671)
Financing                                                                                                   ------------
Activities:         Net cash used for financing activities                                                      (232,671)
                                                                                                            ------------

Cash:               Net increase in cash                                                                           1,857
                    Cash at beginning of period                                                                       --
                                                                                                            ------------
                    Cash at end of period                                                                   $      1,857
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $    932,786
Information:                                                                                                ============


                    See Notes to Financial Statements.



Somerset Exchange Fund, June 30, 1998


FINANCIAL HIGHLIGHTS
                                                                                For the                         For the
                                                                                  Six           For the         Period
The following per share data and ratios have been derived                       Months           Year          July 11,
from information provided in the financial statements.                           Ended           Ended         1996++ to
                                                                                June 30,        Dec. 31,       Dec. 31,
Increase (Decrease) in Net Asset Value:                                           1998            1997            1996
Per Share           Net asset value, beginning of period                         $ 692.47       $ 516.04        $ 503.02
Operating           Capital charge resulting from issuance of shares                   --             --           (3.02)
Performance:                                                                     --------       --------        --------
                    Net asset value, beginning of period, net of
                    capital charges                                                692.47         516.04          500.00
                                                                                 --------       --------        --------
                    Investment income--net                                           1.48           3.18            2.01
                    Realized and unrealized gain on investments--net
                    (including discount for restricted securities)                  55.60         173.25           14.03
                                                                                 --------       --------        --------
                    Total from investment operations                                57.08         176.43           16.04
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                      (1.52)            --              --
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $ 748.03       $ 692.47        $ 516.04
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              8.25%+++      34.19%           2.59%+++
Return:                                                                          ========       ========        ========
                    Based on net asset value, net of capital charge                 8.25%+++      34.19%           3.21%+++
                                                                                 ========       ========        ========

Ratios to Average   Expenses, excluding interest expense                             .94%*          .94%           1.05%*
Net Assets:                                                                      ========       ========        ========
                    Expenses                                                        2.64%*         3.13%           3.78%*
                                                                                 ========       ========        ========
                    Investment income--net                                           .41%*          .53%            .87%*
                                                                                 ========       ========        ========

Supplemental Data:  Net assets, end of period (in thousands)                     $114,824       $106,296        $ 79,315
                                                                                 ========       ========        ========
                    Portfolio turnover                                               .00%           .00%            .00%
                                                                                 ========       ========        ========

Leverage:           Amount of borrowings outstanding, end of period
                    (in thousands)                                               $ 26,000       $ 26,000        $ 28,000
                                                                                 ========       ========        ========
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                    $ 26,000       $ 27,047        $ 28,000
                                                                                 ========       ========        ========
                    Average amount of borrowings per share during
                    the period                                                   $ 169.38       $ 175.89        $ 182.17
                                                                                 ========       ========        ========


                  ++Commencement of operations.
                 +++Aggregate total investment return.
                   *Annualized.


                    See Notes to Financial Statements.



Somerset Exchange Fund, June 30, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Somerset Exchange Fund (the "Fund") is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Investments in the Fund were made by investors contributing publicly-traded equity securities in exchange for shares of beneficial interest in the Fund. Shares of beneficial interest are illiquid unless and until shareholders vote to convert the Fund into an open-end investment company (or, if appropriate, an interval fund, which is a closed-end investment company which makes scheduled periodic repurchase offers, if at that time redemptions in kind are permissible). No present market exists for the shares of beneficial interest and none is expected to develop. The Fund is not listed on an exchange or otherwise regularly traded. No provision is made initially for the Fund to provide liquidity through cash tender offers or other means that may be available to closed-end investment companies. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities for which market quotations are readily available, including listed options and futures contracts, are valued at their current market values in the principal market on which such securities are normally traded. The value of equity securities that are listed on the New York or American Stock Exchanges or listed on the NASDAQ National Market System are at the closing sale prices or, lacking any closing price, the closing bid price. Equity securities that are not listed on the New York or American Stock Exchanges but that are listed on any other securities exchange are valued as if listed on the New York Stock Exchange, providing the close of trading coincides. If the close of trading on such securities exchange does not coincide with the close of trading on the New York Stock Exchange, the value is based on the latest available price data at the time of determination of net asset value. Unlisted readily marketable equity securities are valued at the bid price in the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Pursuant to procedures authorized by the Trustees of the Fund, the preferred stock holdings are valued at fair value as determined by MLAM or its designee, after consideration of all relevant factors, data and information, which include information from various firms with knowledge of such issues, and the prices of comparable preferred stock issues. Unlisted options and interest rate and equity swaps are valued at their fair values determined in good faith by or on behalf of the Trustees of the Fund.

(b) Derivative financial instruments--The Fund engages in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and equity markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund does not expect to sell securities contributed by shareholders upon exercise of written call options and purchased put options.

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts as a hedge against adverse changes in interest rates and the stock market. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate swaps--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--The Fund is treated as a partnership for federal income tax purposes. As a partnership for federal income tax purposes, the Fund does not incur federal income tax liability. Items of partnership income, gain, loss and deduction pass through to the shareholders as partners in the Fund.



Somerset Exchange Fund, June 30, 1998



(d) Security transactions and investment income--Interest income (including amortization of discount) is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Distributions--Distributions of cash from investment income are made at least annually in such amounts as the Trustees of the Fund determine. Distributions of cash from realized capital gains are made at least annually in years in which such gains are realized in such amounts as the Trustees of the Fund determine. The Fund may retain such investment income and realized capital gains in the early years. The Fund does not offer a dividend reinvestment plan.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a quarterly fee of 0.60%, on an annual basis, of the Fund's average weekly net assets. For this purpose, "average weekly net assets" means the average weekly value of the total assets of the Fund minus the sum of (i) accrued liabilities of the Fund, and (ii) any accrued and unpaid interest on outstanding borrowings.

The Fund has also entered into an Administration Agreement with MLAM whereby MLAM provides or arranges for the provision of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Such services include maintaining books and records and providing or arranging for the provision on custody and transfer agency services. For such services, the Fund pays a quarterly fee of 0.20%, on an annual basis, of the Fund's average weekly net assets as defined above.

MLAM has entered into a Sub-Administration Agreement with United States Trust Company of New York ("US Trust") whereby US Trust provides information and advice relating to securities valuation and portfolio activities. For such services, MLAM pays US Trust a quarterly fee of 0.05%, on an annual basis, of the Fund's average weekly net assets as defined above. US Trust is compensated directly by MLAM out of the administration fee at no additional cost to the Fund.

MLAM has entered into a Shareholder Servicing Agreement with US Trust whereby US Trust will provide or arrange for the provision of shareholder reporting services. For such services, MLAM pays to US Trust a quarterly fee of 0.15%, on an annual basis, of the Fund's average weekly net assets, as defined above, multiplied by the percentage of such assets (excluding any assets attributable to borrowings by the Fund) attributable to shareholders of the Fund who purchased their shares through a US Trust affiliate. US Trust is compensated directly by MLAM at no additional cost to the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, or US Trust.

3. Investments:
Net realized gains for the six months ended June 30, 1998 and net unrealized gains (losses) as of June 30, 1998 were as follows:



                                    Realized      Unrealized
                                     Gains      Gains (Losses)

Long-term investments             $        23    $38,201,533
Interest rate swaps                        --       (748,056)
                                  -----------    -----------
Total                             $        23    $37,453,477
                                  ===========    ===========



The Fund has entered into the following interest rate swaps as of June 30, 1998:



                  Interest Received          Interest Paid
Notional       Current                   Current               Expiration
Amount           Rate        Type          Rate        Type       Date

$24,000,000    5.65625%     Variable*     6.89%        Fixed    7/15/2001

[FN]
*3-month LIBOR at reset date.



As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $109,024,502, all of which related to appreciated securities. The aggregate cost of investments at June
30, 1998 for Federal income tax purposes was $32,447,849.


4. Beneficial Interest Transactions:
For the six months ended June 30, 1998, shares issued and outstanding remained constant and for the year ended December 31, 1997, decreased by 198 as a result of an in-kind redemption.


5. Short-Term Borrowings:
On July 11, 1996, the Fund entered into a loan commitment in the amount of $35,000,000 with Merrill Lynch International Bank Limited, an indirect wholly-owned subsidiary of ML & Co. For this commitment, the Fund pays .10% on any unused balance. For the six months ended June 30, 1998, the average amount borrowed was $26,000,000 and the daily weighted average interest rate was 6.34%. For the six months ended June 30, 1998, facility and commitment fees aggregated approximately $4,500.


Somerset Exchange Fund, June 30, 1998


THE BENEFITS AND RISKS OF LEVERAGING

Somerset Exchange Fund utilizes leverage through borrowings. Investing borrowed money creates an opportunity for the Fund to be more broadly invested and to earn higher investment returns. However, investing borrowed money is a speculative technique that creates risks, including the likelihood of greater net asset value volatility. Interest rate fluctuations could negatively impact the Fund's net asset value. In addition, if the income derived from securities purchased with assets received from the borrowings is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used. As prescribed by the Investment Company Act of 1940, the Fund has specified asset coverages of at least 300% with respect to any borrowing immediately following any such borrowing. Loan agreements may contain other requirements which could limit distributions or require the Fund to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. In the event of a default, the lender could elect to foreclose on any assets pledged as collateral without regard to the tax or other consequences of such action on either any shareholder who contributed a particular security or on shareholders generally.




Somerset Exchange Fund, June 30, 1998



OFFICERS AND TRUSTEES

Individual Trustees
Terry K. Glenn
Jack B. Sunderland
Stephen B. Swensrud
J. Thomas Touchton
David Fann

Officers
Terry K. Glenn, President
Norman R. Harvey, Senior Vice President
Eric S. Mitofsky, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Robert E. Putney, III, Secretary
Gerald M. Richard, Treasurer

Somerset Exchange Fund
800 Scudders Mill Road
Plainsboro, NJ 08536

Investment Adviser, Adviser Trustee and Administrator
Merrill Lynch Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, NJ 08536
(609) 282-2800

Sub-Administrator
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

Custodian
The Chase Manhattan Bank, N.A.
Mutual Funds Service Division
770 Broadway
New York, NY 10003-9598

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108-3913

Placement Agent
Merrill Lynch & Co.

Selected Dealer
UST Financial Services Corp.

Legal Counsel
Brown & Wood LLP

Independent Auditors
Deloitte & Touche LLP